UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2012, TVA entered into a $1,000,000,000 Winter Maturity Credit Agreement with Royal Bank of Canada (“RBC”), The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., PNC Bank, National Association, The Royal Bank of Scotland plc, UBS AG, Stamford Branch, and Wells Fargo Bank, National Association (the “Credit Agreement”). RBC serves as Administrative Agent and Letter of Credit Issuer, and is also a Lender under the Credit Agreement. The Credit Agreement allows TVA to access up to $1,000,000,000 in either loans or letters of credit, and will expire on December 13, 2017.  The interest rate on any borrowing under the Credit Agreement is variable based on market factors and the rating of TVA's senior unsecured long-term non-credit enhanced debt.  TVA is required to pay an unused facility fee on the portion of the $1,000,000,000 against which TVA has not borrowed or committed under letters of credit.  This fee, along with the fee on any letter of credit, may fluctuate depending on the rating of TVA's senior unsecured long-term non-credit enhanced debt.

On December 12, 2012, TVA also executed an amendment to its $1,000,000,000 Spring Maturity Credit Agreement dated as of June 25, 2012, with The Bank of New York Mellon, Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Agency, First Tennessee Bank National Association, Morgan Stanley Bank, N.A., and Toronto Dominion (New York) LLC. The amendment modified Schedule 1.01 by eliminating one pricing tier.

Item 1.02 Termination of a Material Definitive Agreement.

On December 13, 2012, in connection with the entry into the Credit Agreement, TVA terminated the $1,000,000,000 Winter Maturity Credit Agreement dated as of January 14, 2011, with The Royal Bank of Scotland plc, Mizuho Corporate Bank, Ltd., UBS AG, Stamford Branch, Wells Fargo Bank, National Association, Bank of Montreal, and Bank of Nova Scotia.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1
$1,000,000,000 Winter Maturity Credit Agreement Dated as of December 13, 2012, among TVA, Royal Bank of Canada, as Administrative Agent and Letter of Credit Issuer, Royal Bank of Canada, as a Lender, and the Other Lenders Party Thereto

10.2
Amendment Dated as of December 12, 2012, to $1,000,000,000 Spring Maturity Credit Agreement Dated as of June 25, 2012, among TVA, The Bank of New York Mellon, as Administrative Agent and Letter of Credit Issuer, The Bank of New York Mellon, as a Lender, and the Other Lenders Party Thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: December 17, 2012	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

This exhibit is filed pursuant to Items 1.01 and 2.03 hereof.

Exhibit No.	Description of Exhibit
10.1
$1,000,000,000 Winter Maturity Credit Agreement Dated as of December 13, 2012, among TVA, Royal Bank of Canada, as Administrative Agent and Letter of Credit Issuer, Royal Bank of Canada, as a Lender, and the Other Lenders Party Thereto

10.2
Amendment Dated as of December 12, 2012, to $1,000,000,000 Spring Maturity Credit Agreement Dated as of June 25, 2012, among TVA, The Bank of New York Mellon, as Administrative Agent and Letter of Credit Issuer, The Bank of New York Mellon, as a Lender, and the Other Lenders Party Thereto

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